Exhibit 10.3

SUBSCRIPTION AGREEMENT

Global Clean Energy, Inc.
3095 S. Parker Road, Suite 200
Aurora, CO 80014

Gentlemen and Ladies:

The undersigned desires to exchange and convert all of the outstanding principal and interest owed to Vision Capital Partners AA Ltd. (“Vision Capital”) by Global Clean Energy, Inc., a Maryland corporation (the “Company”), pursuant to that certain Promissory Note, dated March 21, 2007, executed by the Company (the “Promissory Note”), for shares of the Company’s common stock, par value $.001 per share (the “Common Stock”). In order to induce the Company to authorize the conversion and enter into this Subscription Agreement, Vision Capital has agreed to provide certain representations, warranties, and obligations to the Company as follows.

1. Subscription

Subject to and in accordance with the terms and conditions of this Subscription Agreement, the undersigned hereby offers to purchase 107,500 shares of Common Stock (the “Shares”). The undersigned hereby delivers to the Company the full purchase price of $107,500 (the “Purchase Price”) for the Shares in the form of cancelling all principal and interest outstanding under the Promissory Note and surrendering the Promissory Note to the Company for cancellation.

2. Representations and Warranties of the Undersigned

(a) The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

  (i)   the undersigned can bear the economic risk of losing the undersigned’s entire investment;

  (ii)   the undersigned is acquiring the Shares for its own account and not with a view to, or for resale in connection with, a distribution of the Shares in violation of the Securities Act of 1933, as amended (the “1933 Act”);

  (iii)   the undersigned’s overall commitments to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Shares will not cause such overall commitments to become excessive;

  (iv)   the undersigned’s financial condition is such that the undersigned is under no present or contemplated future need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking, need or indebtedness;

  (v)   the undersigned has adequate means of providing for the undersigned’s current needs and personal contingencies and has no need for liquidity in the undersigned’s investment in the Shares; and

  (vi)   the undersigned has sufficient knowledge and experience in business and financial matters to evaluate, and has evaluated, the merits and risks of this investment.

(b) The address set forth below on the signature page of this Subscription Agreement is the undersigned’s true and correct principal office, and the undersigned has no present intention of relocating its principal office to any other state or jurisdiction.

(c) The undersigned is an “accredited investor” as that term is defined in Rule 501 of Regulation D, as promulgated under the 1933 Act because the undersigned meets one of the following criteria (if the undersigned is not an “accredited investor”, place an “X” in the following blank:  _____  ):

  (i)   An individual with a net worth, individually or jointly with the undersigned’s spouse, of $1,000,000; or

  (ii)   An individual with income in excess of $200,000 in each of the two most recent years, or joint income with the undersigned’s spouse in excess of $300,000 in each of those years, and the undersigned has a reasonable expectation of reaching the same income level in the current year; or

  (iii)   An individual who is an officer or director of the Company; or

  (iv)   A corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

  (v)   A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D, as promulgated under the 1933 Act; or

  (vi)   An entity in which all of the equity owners are accredited investors; or

  (vii)   A bank as defined in section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(a)(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or

  (viii)   A private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(d) The undersigned confirms that all documents, records and books pertaining to an investment in the Shares that have been requested by the undersigned have been made available or delivered to the undersigned. Without limiting the foregoing, the undersigned has reviewed the Company’s public filings with the Securities and Exchange Commission and any other documents requested and received by the undersigned, and the undersigned has had the opportunity to discuss the acquisition of the Shares with the Company. The undersigned has obtained or been given access to all information concerning the Company that the undersigned has requested. As a result of its review of the Company, including the review of the materials provided to the undersigned, the undersigned understands, among other things, the following: (a) the Company has limited financial resources; (b) the Company began its current operations on or about November 2006; and (c) the Company has not earned or received any revenues since it began its current operations. The undersigned further represents that the undersigned is cognizant of the operations, financial condition and capitalization of the Company, has read and understood all risk factors in the Company’s most recent Report on Form 10-KSB for fiscal year ended December 31, 2006, and has available full information concerning the Company’s affairs to evaluate the merits and risks of an investment in the Shares.

(e) The undersigned has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms of an investment in the Shares and to receive additional information necessary to verify the accuracy of the information delivered to the undersigned.

(f) The undersigned understands that the issuance of the Shares has not been registered under the 1933 Act or any state securities laws in reliance on an exemption for private offerings and no U.S. federal or state agency has made any finding or determination as to the fairness of this investment or any recommendation or endorsement of the offering of the Shares.

(g) The undersigned acknowledges that, in making the decision to purchase the Shares, it has relied solely upon independent investigations made by it.

(h) The undersigned has the full right, power and authority to enter into this Subscription Agreement and to carry out and consummate the transactions herein. This Subscription Agreement constitutes the legal, valid and binding obligation of the undersigned.

(i) The undersigned represents that an investment in the Shares is a suitable investment for the undersigned.

(j) The undersigned acknowledges and is aware that the following legend will be imprinted on the certificate(s) representing the Common Stock:

“THE SECURITIES REPRESENTED BY THIS DOCUMENT HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND ARE ‘RESTRICTED SECURITIES’ AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY THROUGH REASONABLE MEANS AS DETERMINED BY THE COMPANY, INCLUDING AN OPINION OF SELLER’S COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY.”

(k) The undersigned acknowledges and is aware of the following, in addition to other information included in the information provided to the undersigned:

  (i)   The Shares constitute a speculative investment and involve a high degree of risk of loss by the undersigned of the undersigned’s total investment.

  (ii)   There are substantial restrictions on the transferability of the Shares.

(l) The undersigned understands and agrees that the Company is relying upon the accuracy, completeness, and truth of the undersigned’s representations, warranties, agreements, and certifications contained in this Subscription Agreement, in determining the undersigned’s suitability as an investor in the Company and in establishing compliance with federal and state securities laws. The undersigned understands that any incomplete, inaccurate, or untruthful response, or the breach of the undersigned’s representations, warranties, agreements, or certifications may result in the undersigned or the Company, or both, being in violation of federal or state securities laws, and any person, including the Company, who suffers damage as a result may have a claim against the undersigned for damages. The undersigned also acknowledges that the undersigned is indemnifying the Company and others for any such losses in accordance with Section 3 of this Subscription Agreement.

(m) The undersigned acknowledges and agrees that it will be responsible for any and all tax consequences to the undersigned that may result from exchanging the Promissory Note for the Shares.

The foregoing representations and warranties are true and accurate in all material respects as of the date hereof and shall survive the delivery of the subscription amount and the completed Subscription Agreement.

3. Indemnification

Both the Company and the undersigned acknowledge and understand the meaning and legal consequences of the representations, warranties, agreements, and certifications contained above, and the Company and the undersigned hereby agree to indemnify and hold harmless the other party (including, without limitation, its respective managers, officers, directors, representatives and agents) from and against any and all loss, damage, or liability due to or arising out of a breach of any representation, warranty, agreement, or certification, or the inaccuracy of any statement, of the Company or the undersigned, as the case may be, contained in this Subscription Agreement or any other document submitted by the Company or the undersigned in connection with the undersigned’s subscription for the Shares. The foregoing notwithstanding, nothing in this Subscription Agreement, including the representations, warranties, agreements and certifications contained above, shall be deemed to constitute a waiver of any rights that the undersigned may have under the 1933 Act and other federal and state securities laws.

4. Miscellaneous

(a) This Subscription Agreement may be executed in one or more counterparts all of which taken together shall constitute a single instrument.

(b) This Subscription Agreement shall be governed and construed as binding upon the parties hereto, and their respective successors, and no other person shall have any right or obligation hereunder. This subscription shall be irrevocable, and may not be assigned by the undersigned. Subject to the foregoing, this Subscription Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.

(c) This Subscription Agreement constitutes the entire agreement between the undersigned and the Company with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements between the undersigned and the Company with respect to the subject matter of this Agreement.

(d) This Subscription Agreement will be construed and enforced in accordance with and governed by the laws of the State of Maryland, except for matters arising under the 1933 Act, without reference to principles of conflicts of law.

With such full understandings and acknowledgements, the undersigned does hereby affirm the undersigned’s subscription to purchase the Shares. The undersigned does further acknowledge the undersigned’s understandings of all the terms and provisions of this Subscription Agreement and, upon acceptance of this Subscription Agreement by the Company, agrees to be bound by all the terms and conditions of this Subscription Agreement.

[Signature page follows]

SIGNATURE PAGE

Date:

Printed Name of Entity

By:
Signature

Printed Name and Title

Address

City, State, Postal or Zip Code, Country

Tax Identification Number

This subscription is accepted by Global Clean Energy, Inc. on this  _____  day of  _____  , 2008.

GLOBAL CLEAN ENERGY, INC.

By:
Name:   _____________________
Title:   ______________________